Income Taxes - Additional Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Taxes
Net operating loss carryforwards	$ 29,200
Operating loss carry forward subject to expiration	6,400
Operating loss carry forward indefinitely	$ 22,800
Operating loss carry forward, maximum percentage on taxable income	80.00%
Federal income tax rate ( in percent)	21.00%	21.00%	35.00%